                                    EXHIBIT 10.39

                  STANDARD INDUSTRIAL LEASE - MULTI-TENANT, FULL NET




                                       between


                         THE EQUITABLE LIFE ASSURANCE SOCIETY
                                OF THE UNITED STATES,
                                     as Landlord




                                         and



                          ARRIS PHARMACEUTICAL CORPORATION,
                                      as Tenant

                  STANDARD INDUSTRIAL LEASE - MULTI-TENANT, FULL NET
                               BASIC LEASE INFORMATION


Date:  August   , 1996
             ---

Landlord: The Equitable Life Assurance Society of the United States, a New York corporation

Tenant:  Arris Pharmaceutical Corporation, a Delaware corporation

Premises (Paragraph l(c)):  The building commonly known as 150-180 Kimball Way,
       South San Francisco, California (the "Main Premises") and 292 East Grand Avenue, South San Francisco, California, adjacent to the Building (the "Parking Parcel")

Commencement Date (Paragraph 2):  August 5, 1996

Expiration Date (Paragraph 2):  120 months from the Commencement Date

Use (Paragraph 5): Laboratory, production, manufacturing, general office and warehouse uses or any other legal use which is reasonably comparable

Base Rent (Paragraph 3):  Months  1 through  3:       $0
                          Months  4 through 12:  $34,500
                          Months 13 through 24:  $37,950
                          Months 25 through 36:  $41,400
                          Months 37 through 60:  $48,300
                          Months 61 through 90:  $51,750
                          Months 91 through 120: $58,650

Tenant's Percentage Share (Paragraph l(f)):  84.15%

    Operating Expenses:  84.15%

    Property Taxes:  84.15%

Security Deposit (Paragraph 48):  $34,500

Tenant's Address for Notices (Paragraph 44):  150 Kimball Way, South
      San Francisco, CA 94080, Attention:  Mr. Dan Petree

Landlord's Address for Notices (Paragraph 44):  One Bush St., Suite 1200,
     San Francisco, CA 94104, Attention:  Mr. Michael Evans

Brokers (Paragraph 47):  Jim McPhee and Daniel Harvey of Cushman & Wakefield;
     Randy Scott of Cornish & Carey and Mark Pearson of Catalyst Real Estate
     Group

Exhibit(s) (Paragraph 53):
     Exhibit A   Description of Industrial Center and Building
     Exhibit B   Description of Parking Parcel
     Exhibit C   Landlord's Waiver and Agreement

The provisions of the Lease identified above in parentheses are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

TENANT                                 LANDLORD

ARRIS PHARMACEUTICAL                   THE EQUITABLE LIFE ASSURANCE
CORPORATION, a Delaware                SOCIETY OF THE UNITED STATES,
corporation                            a New York corporation

By /s/ Daniel H. Petree                By /s/ Michael A. Evans
  -------------------------              -------------------------

   Its Exec. V.P.                         Its Investment Officer
      ---------------------                  ---------------------



By                                     By
  -------------------------                -------------------------

   Its                                     Its
      ---------------------                    ---------------------


                                  TABLE OF CONTENTS
                                  -----------------
                                                                                 PAGE
                                                                                 ----
1.  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

2.  Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

3.  Rental . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

4.  Additional Charges for Operating Expenses and Property Taxes . . . . . . . . . .9

5.  Use. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

6.  Quiet Enjoyment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

7.  Personal Property Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

8.  Utilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

9.  Common Areas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

10. Property Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

11. Liability Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

12. Loss Payable Requirements. . . . . . . . . . . . . . . . . . . . . . . . . . . 13

13. Waiver of Subrogation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

14. Landlord's Right to Perform Tenant's Covenants . . . . . . . . . . . . . . . . 14

15. Maintenance and Repair . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

16. Surrender of Premises. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

17. Service Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

18. Waste. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

19. Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

20. Waiver of Repair and Deduct. . . . . . . . . . . . . . . . . . . . . . . . . . 16



21. Compliance With Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

22. Hazardous Materials. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

23. Alterations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

24. Property of Landlord . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

25. Damage or Destruction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

26. Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

27. Condemnation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

28. Tenant's Work. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

29. Mechanic's Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

30. Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

31. Landlord's Entry . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

32. Assignment and Subletting. . . . . . . . . . . . . . . . . . . . . . . . . . . 22

33. Subordination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

34. Attornment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

35. Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

36. Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

37. Landlord Representations . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

38. Events of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

39. Landlord's Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

40. Cumulative Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29

41. No Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29

42. Application of Tenant Deposits . . . . . . . . . . . . . . . . . . . . . . . . 29

43. Holding Over . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29




44. Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29

45. Limitation of Landlord's Liability . . . . . . . . . . . . . . . . . . . . . . 30

46. Estoppel Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

47. Brokerage. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

48. Security Deposit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

49. Signage. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

50. Termination Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

51. Extension Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

52. Tenant Improvements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

53. Equipment Leasing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36

54. Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37



                  STANDARD INDUSTRIAL LEASE - MULTI-TENANT, FULL NET

    THIS LEASE, dated July   , 1996, for purposes of reference only, is made
and entered into by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation ("Landlord") and ARRIS PHARMACEUTICAL CORPORATION, a Delaware corporation ("Tenant").

                           W I T N E S S E T H:

    Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the Premises described in paragraph l(c) below for the term and subject to matters of record and to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree.

    1. DEFINITIONS. Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified:

    (a) The term "Industrial Center" shall mean the parcel and other real property described with precision in Exhibit A, as well as any property interest in the area of the streets bounding the parcel described in Exhibit A, and all other improvements on or appurtenances to said parcel or said streets, commonly known as 100-180 Kimball Way, South San Francisco, California.

    (b) The term "Building" shall mean the building(s) in which the Premises are located.

    (c) The term "Premises" shall mean the portion of the Building which is crosshatched on the plan(s) included as part of Exhibit A.

    (d) The term "Operating Expenses" shall mean all of the following costs, if any, incurred by Landlord with respect to the Industrial Center and allocable to the Building for:

          (i) the operation, repair, and maintenance, in neat, clean, and good order and condition, of the Industrial Center, including without limitation: (A) all buildings and improvements located thereon, (B) all parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, driveways, landscaped areas, striping, bumpers, irrigation systems, lighting facilities, fences, and gates; (C) trash disposal services; (D) tenant directories; (E) fire detection systems, including sprinkler system maintenance and repair; (F) security services; and (G) any other services to be provided by Landlord described elsewhere in this Lease as an Operating Expense;

          (ii) any deductible portion of an insured loss (other than a loss due to earthquake) concerning any of the items or matters described in this subparagraph (d) not to exceed twenty-five thousand dollars ($25,000);

         (iii) the cost of the premiums for the insurance policies to be maintained by Landlord under this Lease, except any premium for insurance for damage or destruction of the Industrial Center caused by an earthquake;

          (iv) the cost of heat, water, sewer, gas, electricity, and any other utilities and services furnished to the Industrial Center, including without limitation the Common Areas (as defined in paragraph 9 below) that are not paid directly by Tenant (collectively, "Utilities"); and

           (v) such other items as are now or hereafter customarily included in the costs of managing, operating, maintaining, overhauling, and repairing comparable multi-tenant industrial centers in accordance with now or hereafter accepted accounting or management principles or practices, including without limitation reasonable reserves for replacements.

     Landlord agrees that since one of the purposes of Operating Expenses is to allow Landlord to require Tenant to pay for the costs attributable to the Common Areas, Landlord agrees that (i) Landlord will not collect or be entitled to collect Operating Expenses from all of its tenants in an amount which is in excess of one hundred percent (100%) of the Operating Expenses actually paid by Landlord in connection with the operation of the Industrial Center, and (ii) Landlord shall make no profit from

Landlord's collections of Operating Expenses. All assessments and premiums which are not specifically charged to Tenant which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law and shall not be included as Operating Expenses except in the year in which the assessment or premium installment is actually paid;

    Each time Landlord provides Tenant with an actual and/or estimated statement of Operating Expenses, such statement shall be itemized on a line-item basis showing the expenses for the applicable year and the year prior thereto.

    Notwithstanding anything to the contrary in the definition of "Operating Expenses," Operating Expenses shall NOT include any of the following:

     (i)      any Ground Lease rentals;

     (ii) expenditures required by Landlord's failure to comply with laws enacted on or before the date any Industrial Center building's certificate of occupancy is validly issued;

     (iii) costs incurred by Landlord for the repair of damage to, or maintenance of, any building or other improvement in the Industrial Center resulting from casualty loss (except the deductible portion of an insured loss to the extent provided in paragraph 1(d)(ii) above) and the costs of maintaining and repairing the structural components of any building (or other improvement in the Industrial Center) consisting of beams, columns, foundation, footings, structural slabs and structural parts of the roof, except as to any structural changes made or components installed specifically for Tenant;

     (iv) costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements for any other tenant or occupant in the Industrial Center or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for any other tenant or occupant of the Industrial Center;

     (v) depreciation, amortization and interest payments with respect to any building or other improvement in the Industrial Center or Common Area or any equipment or machines, except as provided herein and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third parties' services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

     (vi) marketing costs, including leasing commissions and attorney's fees, and other costs and expenses incurred in connection with negotiation and preparation of letters, deal memos, assignments, space planning costs and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Industrial Center;

     (vii) costs incurred by Landlord for alterations which are considered capital repairs, improvements, replacements and equipment under generally accepted accounting principles, consistently applied, or otherwise ("Capital Items"); except for those Capital Items (1) acquired to reduce Operating Expenses, amortized at an annual rate reasonably calculated to equal the amount of Operating Expenses saved by each calendar year throughout the Lease term as determined at the time Landlord elected to proceed with the capital improvement or acquisition of the capital equipment to reduce Operating Expenses, together with interest the actual interest rate incurred by Landlord, or (2) costs of capital tools not in excess of Ten Thousand Dollars ($10,000.00) in any twelve (12) month period;

     (viii) interest, principal, points and fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering all or any portion of the Property;

     (ix) advertising and promotional expenditures, and costs of signs on or about the Industrial Center identifying the owner of the Industrial Center or any tenant thereof;

     (x) tax penalties incurred as a result of Landlord's inability to make tax payments when due, and costs, expenses and penalties incurred by Landlord as a result of Landlord's violation of any laws, rules or regulations, including, without limitation, those governing the use, storage, removal or cleanup of any toxic or hazardous materials;

     (xi) any increase in real property taxes ("Tax Increase") resulting from a "change in ownership" (as defined in California Revenue and Taxation Code, division 1, the statutes, rules and regulations thereunder, and any amendments and successors thereto), except a Tax Increase resulting from a "change in ownership" due to a transfer to a bona fide third party;

     (xii) costs incurred by Landlord for the repair of damage to any improvements in the Industrial Center resulting from the negligence or willful misconduct of Landlord or its agents, employees, invitees or contractors, other than costs of routine maintenance and repair and costs to repair ordinary wear and tear;

     (xiii) costs incurred by Landlord in connection with negotiating the financing, mortgaging, hypothecating, syndicating, sale or acquisition of all or any portion of the Industrial Center;

     (xiv) premiums attributable to earthquake coverage in any insurance policy carried by Landlord, and that portion of the premiums for any insurance policy carried by Landlord that is attributable to insurance coverage that is in excess of the coverage customarily maintained by Landlords or owners of comparable industrial centers in the geographical area where the Industrial Center is located;

     (xv) costs, except for costs of routine maintenance and repair and costs to repair ordinary wear and tear, incurred in furnishing items or services exclusively to Tenant or any other specific tenant, or in repairing damage to the Building caused by Tenant or any other tenant or its or their agent, employees, invitees or contractors, to the extent Landlord is entitled to reimbursement therefor;

     (xvi) to the extent the managing agent of the Industrial Center is an affiliate of Landlord, that portion of any management fees paid to such affiliate that exceeds the management fees customarily charged for the management of comparable buildings located in the geographical area where the Industrial Center is located;

     (xvii) the cost or replacement of any item covered by a warranty in favor of Landlord, to the extent the benefit of such warranty is received by Landlord;

     (xviii) costs incurred by Landlord in correcting latent or patent defects in the improvements in the Industrial Center;

     (xix) attorneys fees and other costs and expenses incurred due to the violation by Landlord or any tenant of any lease of premises in the Industrial Center or under any Ground Lease;

     (xx) rentals and related expenses incurred in leasing air conditioning systems, elevators or other equipment that may be classified as capital expenditures under generally accepted accounting principles, except for rentals and related expenses incurred in connection with the rental of such equipment in order to make repairs or keep permanent systems in operation while repairs are being made and except for the rental of equipment that is not affixed to a building in the Industrial Center and which is used in the maintenance or repair of the any improvement in the Industrial Center or the provision of other services required to be provided by Landlord hereunder;

     (xxi) costs of remediation of hazardous substances, materials or wastes introduced, used, stored or disposed of by Landlord or any tenant other than Tenant in, on or about the Industrial Center; and costs of remediation of hazardous substances, materials or wastes introduced, used stored or disposed of by unknown persons or persons other than Landlord, Tenant or any tenant other than Tenant in, on or about the Industrial Center;

     (xxii) that portion of any real estate taxes for which Landlord is entitled to receive reimbursement from any tenant of the Industrial Center;

     (xxiii) Landlord's general and administrative overhead expenses, to the extent not properly allocable to the Industrial Center;

     (xxiv) the cost of any development fee, any one-time utility connection or "tap-in" fees for the Industrial Center, unless such fees are due to any Work (as defined below) or Tenant's Work (as defined below);

     (xxv) electric power costs for which any tenant other than Tenant directly contracts with the local public service company;

     (xxvi) costs incurred in connection with upgrading the Industrial Center to comply with handicap, life, fire and safety codes in effect prior to or subsequent to the Commencement Date and costs incurred in connection with the Americans With Disabilities Act (the "ADA") and all other laws, codes, ordinances and regulations except that Landlord may charge as Operating Expenses up to fifteen thousand dollars ($15,000) of such costs over the Lease term;

     (xxvii) any other expenses which, in accordance with generally accepted accounting principles, consistently applied, would not normally be treated as Operating Expenses by landlords of comparable Industrial Centers;

     (xxviii) costs for which Landlord has been compensated by a management or administrative fee;

     (xxix) costs arising from Landlord's charitable or political contributions;

     (xxx) costs for sculpture, paintings or other objects of art, except if required by a governmental entity;

     (xxxi) costs (including in connection therewith all attorneys' fees an costs of settlement, judgments and payments in lieu thereof) arising from claims, disputes or potential disputes in connection with potential or actual claims litigation or arbitrations pertaining to the Landlord and/or the Industrial Center; and

     (xxxii) costs associated with the operation of the business of the partnership or entity which constitutes Landlord as the same are distinguished from the costs of operation of the Industrial Center, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), costs of any disputes between Landlord and its employees (if any), disputes of Landlord with Industrial Center management, or outside fees paid in connection with disputes with other tenants.

    Actual Operating Expenses for each year shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had the total rentable area of the Industrial Center been occupied. Landlord and Tenant acknowledge that certain of the costs of management, operation and maintenance of the Industrial Center may be allocated by Landlord exclusively to a single component of the Industrial Center (e.g. to the Building, another building located in the Industrial Center or a parking facility) and certain of such costs may be reasonably allocated by Landlord among such components.

    (e) The term "Property Taxes" shall mean any form of real property tax or assessment and any license fee, commercial rental tax, improvement bond or bonds, levy, or other tax (other than inheritance, personal income, or estate taxes), general and special, ordinary and extraordinary, foreseen as well as unforeseen, and of any kind or nature whatsoever, imposed (i) on the Industrial Center or applicable tax assessor's parcel by any authority having the direct or indirect power to tax (including any city, state, or federal government, or any school, agricultural, sanitary, water, fire, street, drainage, or other improvement district thereof), (ii) against any legal or equitable interest of Landlord in the Industrial Center, the Building, or the Premises, (iii) against Landlord's right to rent or other income therefrom, or (iv) against Landlord's business of leasing the Industrial Center, the Building, or the Premises. The term "real property tax(es)" shall also include any tax, fee, levy, assessment, or charge: (i) in substitution of, partially or totally, any tax, fee, levy, assessment, or charge: included above within the definition of "real property tax(es)," (ii) that is imposed, added, or increased as a result of a transfer, either partial or total, of Landlord's interest in the Industrial Center, the Building, or the Premises, or (iii) that is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof. Notwithstanding any of the provisions of this paragraph 1(e) to the contrary, Tenant shall have no obligation to pay any portion of "Property Taxes" to the extent attributable to a "change in ownership" as that term is defined in California Revenue and Taxation section 62 et. seq., except that Tenant shall pay the portion of Property Taxes due to the transfer of all or any portion of the Industrial Center to a bona fide third party.

    (e) The term "Tenant's percentage share" shall mean the percentage figure specified in the Basic Lease Information. Tenant acknowledges that the Basic Lease Information may set forth different percentage shares of Operating Expenses and Property Taxes or a single percentage share applicable to both.

    (g) The term "Laws" shall mean any federal, state, local and other laws, codes, orders, ordinances, rules, regulations and statutes.

    2. TERM. The term of this Lease shall commence on the Commencement Date and, unless sooner terminated as hereinafter provided, shall end on the Expiration Date, as specified in the Basic Lease Information. As soon as reasonably possible, but in no event more than sixty (60) days after the Commencement Date, Tenant shall inspect the Premises, and within such inspection period, Tenant shall notify Landlord of any defect in the Building or building systems, including, but not limited to, heating, ventilation and air conditioning, electrical, roof, and plumbing systems are in good working order. Landlord shall repair any defects at Landlord's sole expense. Tenant accepts the Premises with all existing tenant improvements and fixtures in place. If Landlord, for any reason whatsoever, cannot deliver the Premises to Tenant on the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event rental shall be waived for the period between the Commencement Date and the time when Landlord delivers the Premises to Tenant. No delay in delivery of the Premises shall operate to extend the term of this Lease. If the Main Premises is not delivered to Tenant on or before ten (10) days after the Commencement Date or if the Parking Parcel is not delivered to Tenant on or before September 12, 1996, Tenant may elect to terminate this Lease by giving written notice of such election within thirty (30) days of the applicable delivery date. No such termination shall alter the obligations of Landlord to make any portion of Landlord's Initial Contribution (as defined in paragraph 52(f)) with respect to work which has been contracted for or undertaken on or prior to the date such termination is effective. Tenant shall have no obligation to reimburse Landlord for any sums disbursed by Landlord from Landlord's Initial Contribution.

    3.   RENTAL.

    (a) Tenant shall pay to Landlord throughout the term of this Lease as monthly rental for the Premises the sum specified in the Basic Lease Information as the Base Rent, together with all charges and other amounts required under this Lease as additional rent ("Additional Charges"), including, without limitation, Tenant's percentage share of the total amount of Operating Expenses paid or incurred by Landlord in each year and Tenant's percentage share of the total dollar amount of Property Taxes paid by Landlord in each year.

    (b) Notwithstanding the provisions of subparagraph (a) above, Tenant shall not be responsible for paying any portion of any increase in real property tax that is specified in the tax assessor's records and worksheets as being caused by additional improvements placed upon the Industrial Center by tenants of other premises in the Industrial Center or by Landlord for the exclusive enjoyment of such other tenants. Tenant shall, however, pay to Landlord at the time payments on account of Tenant's percentage share of Property Taxes are payable under paragraph 4 below the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Tenant or at Tenant's request.

    (c)  Rental shall be paid to Landlord on or before the Commencement
Date and on or before the first day of each and every successive calendar month thereafter during the term of this Lease. In the event the term of this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the monthly rental for the first and last fractional months of the term hereof shall be appropriately prorated.

    (d) All sums of money due from Tenant hereunder not specifically characterized as rental shall constitute additional rent, and if any such sum is not paid when due it shall nonetheless be collectible as additional rent with the next installment of rental thereafter falling due, but nothing contained herein shall be deemed to suspend or delay the payment of any-sum of money at the time it becomes due and payable hereunder, or to limit any other remedy of Landlord.

    (e) The term "rent" as used in this Lease shall refer collectively to the Base Rent and to all additional rent, Additional Charges and other sums payable hereunder. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder after the expiration of any applicable grace period will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any trust deed covering the Premises. Accordingly, if any installment of rent or any other sums due from Tenant shall not be received by Landlord when due or if a grace period is applicable, prior to the expiration of the grace period, Tenant shall pay to Landlord a late charge equal to one thousand dollars ($1,000). The parties hereby agree that such late charge, together with interest thereon as provided herein, represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant based upon the circumstances existing as of the date of this Lease.

    4.   ADDITIONAL CHARGES FOR OPERATING EXPENSES AND PROPERTY TAXES.

    (a) This Lease is intended to be a completely net lease. Except as expressly provided herein, the Base Rent owing hereunder is to be paid by Tenant absolutely net of all costs and expenses relating to Landlord's ownership and operation of the Building. The provisions of this paragraph 4 for the payment of Tenant's percentage share of Property Taxes and Tenant's percentage share of Operating Expenses are intended to pass on to Tenant its share of all such costs and expenses.

    (b) With respect to each calendar year during the term of this Lease, Tenant shall pay to Landlord as Additional Charges, at the times hereinafter set forth, an amount equal to Tenant's percentage share of Operating Expenses and Property Taxes. Within ninety (90) days following the commencement of any calendar year Landlord shall notify Tenant of Landlord's estimate of the amount of Operating Expenses and Property Taxes for such current calendar year ("Estimated Taxes and Expenses"). Tenant shall pay to Landlord on the first day of each calendar month during such current calendar year one-twelfth (1/12) of the amount of any such Estimated Taxes and Expenses for such current calendar year. If at any time or times Landlord determines that the amount of Tenant's percentage share of Operating Expenses or Property Taxes payable by Tenant for the current year will vary from its estimate by more than five percent (5%), Landlord may, by notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate. Following the close of each calendar year, Landlord shall deliver to Tenant a statement of the actual amount of Tenant's percentage share of Operating Expenses and Property Taxes for the immediately preceding year, accompanied by a statement made by an accounting or auditing officer designated by Landlord showing the Operating Expenses and Property Taxes for such year. Tenant will be entitled one (1) time per year to audit and verify the operations of the Industrial Center and the Building and the related books and records of Landlord to assure that the Operating Expenses from time to time reported by Landlord are in keeping with a the provisions of this Lease regarding Tenant's obligation to pay a share of Operating Expenses. As to any calendar year, any undertaking by Tenant must be initiated within twelve (12) months following the presentation by Landlord to Tenant of the statement described herein. In the event of any errors, the appropriate party will make a correcting payment in full to the other party within thirty (30) days after the determination and communication to all parties of the amount of such error. In the event of any errors on the part of Landlord in excess of five percent (5%) of Tenant's actual share of Operating Expenses liability for that calendar year, Landlord will also reimburse Tenant for all costs of the audit and verification incurred by Tenant within said thirty (30) day period. Within three (3) months of the Commencement Date, Tenant will be entitled to verify the rentable area of the Industrial
Center and the Premises, the usable premises area and the Tenant's percentage share. In the event of any errors, these terms will be restated to eliminate the errors. In the event of any errors in excess of five percent (5%) of the actual amounts, Landlord will also reimburse Tenant for all costs of the verification reasonably incurred by Tenant, within thirty (30) days after the determination and communication to all parties of the amount of the error. All amounts payable by Tenant as shown on such statement, less any amounts theretofore paid by Tenant on account of Estimated Taxes and Expenses for such calendar year made pursuant to this paragraph 4, shall be paid by or, if Tenant theretofore shall have paid more than such amounts, reimbursed to Tenant within thirty (30) days after delivery of such statement to Tenant.

    (c) If the Expiration Date of this Lease is a day other than the last day of a calendar year, within sixty (60) days after the Expiration Date, Landlord shall deliver to Tenant a reconciliation statement showing Operating Expenses incurred during such calendar year to the Expiration Date and the amount Tenant has paid to date during such calendar year on account of Tenant's percentage share of Operating Expenses. If Tenant has paid more than Tenant's percentage share, Landlord shall promptly refund such excess. If Tenant has not paid Tenant's percentage share, Tenant shall promptly pay Landlord the remaining amount due.

     5. USE. The Premises shall be used and occupied only for the use described in the Basic Lease Information, as permitted by the Laws of the City of South San Francisco, California, and for no other use or purpose without obtaining the prior written consent of Landlord which may be granted or denied in Landlord's sole discretion. Tenant shall have the right to use 79 unreserved parking spaces in the area identified on EXHIBIT A hereto and shall have the exclusive use of the parking area located on the Parking Parcel.

      6. QUIET ENJOYMENT. Provided Tenant performs its obligations hereunder, Tenant shall lawfully and quietly occupy the Premises during the term of this Lease without hindrance or molestation by Landlord, subject, however, to applicable Laws, matters of record and the provisions of this Lease.

      7. PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment, and all other personal property of Tenant contained in the Premises or elsewhere.

      8. UTILITIES. Tenant shall pay directly to the appropriate providers for all Utilities that are used on the Premises during the term of this Lease. Tenant shall pay Landlord, within ten (10) days after receipt of Landlord's statement therefor, the amount by which, in Landlord's reasonable judgment, the Utilities used by Tenant at the Premises exceed normal usage at the Industrial Center for the use described in the Basic Lease Information.

      9.  COMMON AREAS.

      (a) The term "Common Areas" shall mean all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by Landlord from time to time for the general non-exclusive use of Landlord, Tenant, and other tenants of the Industrial Center and their respective employees, suppliers, shippers, customers, and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, and landscaped areas.

      (b) During the term of this Lease, Tenant and its employees, agents, suppliers, shippers, customers, and invitees shall have the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Landlord under the terms hereof. Under no circumstances shall Tenant's right to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Landlord or Landlord's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur, Landlord shall have the right, without notice, in addition to such other rights and remedies it may have, to remove the property and charge the cost to Tenant, which cost shall be immediately payable upon demand.

       (c) Landlord, or such other persons as Landlord may appoint, shall have the exclusive control and management of the Common Areas.

       (d) Provided there is (i) no permanent reduction in the number of parking spaces allocated to Tenant; (ii) no permanent interference with Tenant's ingress and/or egress to the Premises, (iii) no permanent relocation of driveways and entrances; or (iv) any permanent degradation of the character of the Common Areas, Landlord shall have the right, in its sole discretion, from time to time: (i) to make changes to the Common Areas, including without limitation changes in the location, size, shape, and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, and walkways, (ii) to close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available, (iii) to use the Common Areas while engaged in making additional improvements, repairs, or alterations to the Industrial Center, or any portion thereof, and (iv) to do and perform such acts and make such other changes in, to, or with respect to the Common Areas and Industrial Center as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

    10. PROPERTY INSURANCE. Landlord shall, at Tenant's sole cost and expense, keep the Premises (including improvements to the Premises constructed at Landlord's expense) insured for the benefit of Landlord and Tenant in such amounts and with such coverages as Landlord may reasonably determine to be adequate. At a minimum, Landlord shall carry "all risk" insurance with respect to the Industrial Center in an amount sufficient to cover the full replacement cost thereof.

    11.  LIABILITY INSURANCE.

    (a) Tenant agrees to procure and maintain in force during the term hereof, at Tenant's sole cost and expense, Commercial General Liability insurance in an amount not less than two million dollars ($2,000,000) combined single limit for bodily injury and property damage for injuries to or death of persons and property damage occurring in, on or about the Premises. Such policy shall name Landlord, Landlord's managing agent and any other party designated by Landlord as additional insureds, shall insure Landlords and Landlord's managing agent's contingent liability as respects acts or omissions of Tenant, shall be issued by a company licensed to do business in the State of California and otherwise reasonably acceptable to Landlord, and shall provide that the policy may not be cancelled nor amended without thirty (30) days prior written notice to Landlord. Tenant may carry said insurance under a blanket policy, provided however, said insurance by Tenant shall include an endorsement confirming application to and coverage of Landlord. Said insurance shall be primary insurance to any other insurance that may be available to Landlord. Any other insurance available to Landlord shall be non-contributing with and excess to this insurance.

     (b) A certificate of such policy of insurance shall be delivered to Landlord by Tenant prior to commencement of the term of this Lease and upon each renewal of such insurance.

      (c) Tenant shall, prior to and throughout the term of this Lease, procure from each of its insurers under all policies of fire, theft, public liability, workers' compensation and any other insurance policies of Tenant now or hereafter existing, pertaining in any way to the Premises or the Building or any operation therein, a waiver, as set forth in paragraph 13 of this Lease, of all rights of subrogation which the insurer might otherwise, if at all, have against the Landlord or any officer, agent or employee of Landlord (including Landlord's managing agent).

       12. LOSS PAYABLE REQUIREMENTS. All policies of insurance required hereunder, except those policies set forth in paragraph 11(c) above, shall provide that the proceeds thereof shall be payable to Tenant and Landlord, as their respective interests may appear, and, if Landlord so elects, the policies referenced in paragraph 10 may be payable also to the holder of any of Landlord's mortgages or deeds of trust on the Premises as the interest of such holder may appear, pursuant to a standard mortgagee clause or a loss payable clause.

       13. WAIVER OF SUBROGATION. Landlord and Tenant each hereby releases the other from any and all claims, and waives its entire right of recovery against the other, for loss or damage arising out of or incident to the perils insured against under paragraphs 10 and 11 above to the extent such loss or damage is insured against under such policies, whether due to the negligence of Landlord or Tenant or the agents, employees, contractors, or invitees of either of them.

       14. LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS. Tenant agrees that, if Tenant shall at any time fail to make any payment or perform any other act to be made or performed by it under this Lease, Landlord may, but shall not be obligated to, make such payment or perform such other act to the extent Landlord may deem desirable, with full right of offset, and without waiving or releasing Tenant from any obligation under this Lease. All sums so paid by Landlord and all expenses paid in connection therewith, including without limitation attorneys' fees, together with interest thereon at the Default Interest Rate (defined in paragraph 50) from the date of such payment, shall be paid by Tenant to Landlord on demand.

        15.  MAINTENANCE AND REPAIR.

        (a) LANDLORD'S OBLIGATIONS. Subject to the provisions of subparagraph (b) and paragraphs 23 and 24 below, and except for damage caused by any negligent or intentional act or omission of Tenant or any of Tenant's employees, suppliers, shippers, customers, or invitees, which is not covered by Landlord's insurance, in which event Tenant shall repair the damage, Landlord, at Landlord's expense, subject to reimbursement pursuant to paragraph 4 above, shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs, and utility installations of the Common Areas, and shall provide the services for which Operating Expenses are payable pursuant to paragraph 3. Except for obligations specifically undertaken by Landlord in this subparagraph (a), Landlord shall have no obligation, in any manner whatsoever, to repair or maintain the Premises. Landlord shall have no obligation to make repairs under this subparagraph (a) until a reasonable time after receipt of written notice from Tenant of the need for such repairs. In no event shall Landlord be liable for damages or loss of any kind or nature by reason of Landlord's failure to furnish any Common Area services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Landlord.

         (b) TENANT'S OBLIGATIONS. Except for those areas that are Landlord's responsibility pursuant to subparagraph (a) above, Tenant shall, at Tenant's sole cost and expense, keep the entire Premises secure, clean and in good order, condition, and repair, and shall make promptly all necessary repairs, interior and exterior, ordinary as well as extraordinary, foreseen as well as unforeseen. When used in this paragraph, the term "repair(s)" shall include alterations, replacements, renewals, and Tenant's trade fixtures, Improvements (as defined in Paragraph 53) and specialized equipment whether or not any such fixtures, Improvements or equipment are affixed to the Premises. All repairs shall be equal in quality and class to the original work, ordinary wear and tear excepted.

        16. SURRENDER OF PREMISES. Upon expiration or any sooner termination of this Lease, Tenant shall surrender to Landlord the entire Premises, together with all Alterations (defined in paragraph 24 below), in the same condition as when received or installed, ordinary wear and tear excepted, and if Tenant has terminated the Lease pursuant to paragraph 25, damage due to casualty or Act of God shall be excepted, and clean and free of debris and unaffixed personal property and free of any liens created or suffered to be created by Tenant. Tenant shall have the right, but not the obligation to, remove any Trade Fixtures belonging to Tenant, provided that Tenant shall perform prior to the expiration of the term of this Lease all restoration made necessary by such removal. Landlord may, in accordance with applicable laws, retain or dispose of in any manner any Trade Fixtures or personal property of Tenant that Tenant does not remove from the Premises upon expiration or termination of the Lease term, in which case title thereto shall vest in Landlord. The term "Trade Fixtures" as used herein shall mean all fixtures (including without limitation, chemistry hoods and casework), equipment, and personal property owned by Tenant and used in connection with the operation of any business on the Premises, whether or not affixed to the Building.

     17. SERVICE CONTRACTS. Tenant shall, at Tenant's sole cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating, and air conditioning systems, and elevators (if there be any) within the Premises. The maintenance contractor and the contract shall be subject to the approval of Landlord. The contract shall include all services suggested by the equipment manufacturers and shall become effective, and a copy thereof shall be delivered to Landlord, within thirty (30) days of the date Tenant takes possession of the Premises.

      18. WASTE. Tenant shall not do or suffer any waste or damage, disfigurement, or injury to the Premises or permit or suffer any overloading of the floors of the Building.

      19. OPTIONS. Anything in this Lease or any of its addenda or amendments to the contrary notwithstanding, if during any twelve (12) month-period of the term of this Lease, three (3) or more material events of default by Tenant (i.e., monetary defaults as set forth in paragraph 38(a), failure to carry insurance, breach of other tenants' right of quiet enjoyment, an event of default as set forth in paragraph 38(b) or use of the Premises that is not lawful) have occurred, all of Tenant's rights, if any, to expand or increase the size of the Premises or to extend the term of this Lease, shall cease, expire and be at an end.

      20. WAIVER OF REPAIR AND DEDUCT. Tenant hereby waives any and all rights it may have to make repairs at Landlord's expense or in lieu thereof to vacate the Premises as provided in California Civil Code Section 1942 or any other law, statute,-or ordinance now or hereafter in effect.

      21. COMPLIANCE WITH LAWS. Landlord shall be responsible for complying, at Landlord's sole cost and expense, without reimbursement from Tenant, with the ADA as it relates to the existing sidewalks and parking area, except the parking area on the Parking Parcel, in the Industrial Center and the path of travel to the entrances and exits from the Building. Tenant shall, at Tenant's sole cost and expense, comply promptly with all Laws and with the recommendations of any insurer under any policies required under this Lease, that may be applicable to Tenant's particular use of the Premises. To Landlord's current actual knowledge, the Premises complies with the ADA as such act is currently interpreted, excepting a bathroom vanity in the men's bathroom located on the first floor, as has been previously disclosed to Tenant. Landlord agrees to remove such bathroom vanity within thirty (30) days of receiving a written request for such removal from Tenant. Notwithstanding the foregoing, Landlord, without reimbursement from Tenant, shall perform any work required to bring the Common Areas into compliance with the ADA, except that Landlord shall have the right of reimbursement set forth in paragraph 1(c)(xxvi).

       22.  HAZARDOUS MATERIALS.

       (a)  The term "Hazardous Material" shall mean any substance that is
(a) defined under any Environmental Law as a hazardous substance, hazardous waste, hazardous material, pollutant or contaminant, (b) a petroleum hydrocarbon, including crude oil or any fraction or mixture thereof,
(c) hazardous, toxic, corrosive, flammable, explosive, infectious, radioactive, carcinogenic or a reproductive toxicant, or (d) otherwise regulated pursuant to any Environmental Law. The term "Environmental Law" shall mean all federal, state and local laws, statutes, ordinances, regulations, rules, judicial and administrative orders and decrees, permits, licenses, approvals, authorizations and similar requirements of all federal, state and local governmental agencies or other governmental authorities pertaining to the protection of human health and safety or the environment, now existing or later adopted during the term of this Lease. As used in this Lease, "Permitted Activities" shall mean laboratory, production, manufacturing, general office and warehouse uses for developing manufacturing and distributing biotechnology and/or pharmaceutical products or such other uses to which Landlord shall reasonably consent in writing. As used in this Lease, "Permitted Materials" shall mean the materials handled by Tenant in the ordinary course of conducting Permitted Activities.

      (b) Tenant hereby agrees that: (a) Tenant shall not conduct, or permit to be conducted, on the Premises any activity which is not a Permitted Activity; (b) Tenant shall not use, store or otherwise handle, or permit any use, storage or other handling of, any Hazardous Material which is not a Permitted Material on or about the Premises; (c) Tenant shall obtain and maintain in effect all permits and licenses required pursuant to any Environmental Law for Tenant's activities on the Premises, and Tenant shall at all times comply with all applicable Environmental Laws; (d) Tenant shall not engage in the storage, treatment or disposal on or about the Premises of any Hazardous Material except for any temporary accumulation of waste generated in the course of Permitted Activities; (e) Tenant shall not install any aboveground or underground storage tank or any subsurface lines for the storage or transfer of any Hazardous Material, except for the lawful discharge of waste to the sanitary sewer, and Tenant shall store all Hazardous Materials in a manner that protects the Premises, the Property and the environment from accidental spills and releases; (f) Tenant shall not cause or permit to occur any release of any Hazardous Material or any condition of pollution or nuisance on or about the Premises, whether affecting surface water or groundwater, air, the land or the subsurface environment; (g) Tenant shall promptly remove from the Premises any Hazardous Material introduced, or permitted to be introduced, onto the Premises by Tenant which is not a Permitted Material and, on or before the date Tenant ceases to occupy the Premises, Tenant shall remove from the Premises all Hazardous Materials and all Permitted Materials handled by or permitted on the Premises by Tenant; and (h) if any release of a Hazardous Material to the environment, or any condition of pollution or nuisance, occurs on or about or beneath the Premises as a result of any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees, Tenant shall, at Tenant's sole cost and expense, promptly undertake all remedial measures required to clean up and abate or otherwise respond to the release, pollution or nuisance in accordance with all applicable Environmental Laws. Landlord and Landlord's representatives shall have the right, but not the obligation, to enter the Premises at any reasonable time for the purpose of inspecting the storage, use and handling of any Hazardous Material on the Premises in order to determine Tenant's compliance with the requirements of this Lease and applicable Environmental Law. If Landlord gives written notice to Tenant that Tenant's use, storage or handling of any Hazardous Material on the Premises may not comply with this Lease or applicable Environmental Law, Tenant shall correct any such violation within five (5) days after Tenant's receipt of such notice from Landlord. Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, actions, judgments, liabilities, costs, expenses, losses, damages, penalties, fines and obligations of any nature (including reasonable attorneys' fees and disbursements incurred in the investigation, defense or settlement of claims) that Landlord may incur as a result of, or in connection with, claims arising from the presence, use, storage, transportation, treatment, disposal, release or other handling, on or about or beneath the Premises, of any Hazardous Material introduced or permitted on or about or beneath the Premises by any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees. The liability of Tenant under this paragraph 22 shall survive the termination of this Lease with respect to acts or omissions that occur before such termination.

     (c) Landlord shall not cause or permit to occur any release of any Hazardous Material or any condition of pollution or nuisance on or about the Premises, whether affecting surface water or groundwater, air, the land or the subsurface environment. Landlord shall promptly remove from on or about the Premises any Hazardous Material introduced, or permitted to be introduced, onto the Premises by Landlord. If any release of a Hazardous Material into the environment, or any condition of pollution or nuisance, occurs on or about or beneath the Premises as a result of any act or omission of Landlord or its agents, officers, employees, contractors, invitees or licensees, Landlord shall, at Landlord's sole cost and expense, promptly undertake all remedial measures required to clean up and abate or otherwise respond to the release, pollution or nuisance in accordance with all applicable Environmental Laws. Landlord shall indemnify and defend Tenant against and hold Tenant harmless from all claims, demands, actions, judgments, liabilities, costs, expenses, losses, damages, penalties, fines and obligations of any nature (including reasonable attorneys' fees and disbursements incurred in the investigation, defense or settlement of claims) that Tenant may incur as a result of, or in connection with, claims arising from the presence, use, storage, transportation, treatment, disposal, release or other handling, on or about or beneath the Premises, of any Hazardous Material introduced or permitted on or about or beneath the Premises by any act or omission of Landlord or its agents, officers, employees, contractors, invitees or licensees. The liability of Landlord under this paragraph 22 shall survive the termination of this Lease with respect to acts or omissions that occur before such termination.

     23. ALTERATIONS. Except for non-structural alterations costing less than fifty thousand dollars ($50,000), Tenant shall not alter the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Within thirty (30) days of the completion of any alterations, additions and improvements, Tenant shall deliver as-built plans to Landlord for such alterations, additions and/or improvements. Tenant shall not be required to remove any alterations, additions, improvements or Trade Fixtures upon the expiration or earlier termination of the Lease.

      24. PROPERTY OF LANDLORD. All repairs, improvements, changes, alterations, equipment, Trade Fixtures, and machinery made or installed by Tenant (collectively, "Alterations") shall immediately upon completion or installation thereof be and become the property of Tenant throughout the Lease term. At the end of the Lease term, all repairs, improvements, changes, alterations, equipment and machinery, except for furniture, fixtures, equipment and Trade Fixtures which Tenant elects to remove, shall become the property of Landlord.

      25. DAMAGE OR DESTRUCTION. Subject to the other provision of this paragraph, if the Premises or any portion thereof becomes damaged or wholly or partially untenantable because of fire, earthquake, act of God, the elements or other casualty, Landlord shall repair such damage at Landlord's sole cost and expense provided insurance proceeds payable with respect to such loss are equal to or greater than seventy-five percent (75%) of the cost to repair such damage or destruction. Landlord shall notify Tenant within thirty (30) days after the date the loss occurs of the estimated cost to repair such damage or destruction and whether such damage or destruction may be repaired within one hundred and fifty (150) days of the date such loss occurred ("Landlord's Damage Notice"). If the insurance proceeds payable with respect to such loss are less than seventy-five percent (75%) of the cost to repair such damage or destruction, Landlord may elect to terminate this Lease upon written notice to Tenant given within ten (10) days following receipt of Landlord's Damage Notice. If Landlord estimates the repairs will take more than one hundred fifty (150) days from the date the loss occurred, either Landlord or Tenant may elect to terminate this Lease upon written notice to the other given within ten (10) days following receipt of Landlord's Damage Notice. If neither Landlord nor Tenant elect to terminate this Lease, then Landlord shall restore the damage or destruction at Landlord's sole expense within one hundred fifty (150) days after the date the loss occurred.
If Landlord fails to substantially complete the restoration of such damage or destruction within one hundred fifty (150) days following such damage or destruction, Tenant may elect to terminate this Lease by giving written notice of such election to Landlord not later than the one hundred eightieth (180th) day following the date the loss occurred. Rent shall abate for such part of the Premises as shall be rendered unusable by Tenant in the conduct of its business during the time such part is so unusable.

    26. WAIVER. Tenant hereby waives California Civil Code Sections 1932, 1933, 1941 and 1942 and the provisions of any other law now or hereafter in effect that would relieve Tenant from any obligation to pay rent under this Lease except to the extent expressly provided in this Lease.

    27.   CONDEMNATION.

    (a) If the Premises or any portion thereof are taken under the power of eminent domain (hereinafter referred to as "Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than fifty percent (50%) of the floor area of the Premises is taken by Condem-nation, then at Tenant's option, exercisable only in writing and within ten (10) days after Landlord shall have given Tenant written notice of such taking (or, in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession), and provided that Tenant is not in default under this Lease, Tenant may terminate this Lease as of the date the condemning authority takes possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the portions of the Premises taken bears to the total floor area of the Premises at the time of the taking. No reduction of rent shall occur if no portion of the area taken contains any portion of the Premises. Notwithstanding the foregoing, if more than ten percent (10%) of the parking spaces allocated to Tenant are taken, within sixty
(60) days after such taking, Landlord shall provide alternative parking spaces to replace those parking spaces taken by Condemnation at a location reasonably acceptable to Tenant. If Landlord fails to deliver such parking spaces within such sixty (60) day period, Tenant may elect to terminate the Lease by giving written notice to Landlord within thirty (30) days of the expiration of such sixty (60) day period.

       (b) In the event any portion of the Premises is taken by Condemnation, Landlord shall be entitled to and shall receive the total award made in such Condemnation, which award Tenant hereby assigns to Landlord, except that Tenant shall be entitled to receive such portion of the award as may be specifically allocated in such proceedings as compensation for Tenant's Trade Fixtures, the unamortized benefit of those improvements made at Tenant's sole cost and expense, and Tenant's relocation expenses.

        (c) If less than the entire Premises shall be taken by Condemnation, and this Lease is not terminated pursuant to subparagraph (a) above, with the net amount of any award for severance damages received by Landlord in any proceeding for physical damage to the Building Landlord shall promptly restore that portion of the Building not so taken to a complete architectural unit.

         28. TENANT'S WORK. All work done by Tenant in or about the Premises (hereinafter called the "Work") shall be done in all cases subject to the following conditions, each of which Tenant covenants to observe and perform:

         (a) No Work involving any structural change and no Work involving any alteration, restoration, or rebuilding costing more than fifty thousand dollars ($50,000) shall be undertaken until detailed plans and specifications have first been submitted to and approved in writing by Landlord;

          (b) No Work involving a cost, as reasonably estimated by Tenant, of more than fifty thousand dollars ($50,000) shall be undertaken except under the supervision of an architect or engineer approved in writing by Landlord (unless such requirement is waived by Landlord in writing), which approval shall not be unreasonably withheld;

          (c) All Work shall be (i) commenced only after reasonable notice to Landlord and only after all required local and other governmental permits and authorizations have been obtained, (ii) done in a good and workmanlike manner,
(iii) performed in compliance with the building and zoning laws and with all other applicable Laws and in accordance with the recommendations of any insurer under any policies required by this Lease, and (iv) completed promptly and free of liens; and

          (d) If Landlord shall so elect, for Work that costs in excess of fifty thousand dollars ($50,000), Tenant shall pay to Landlord a fee of one thousand dollars ($1,000) to review any plans for Work or to monitor Tenant's performance of any Work.

          29. MECHANIC'S LIENS. Tenant shall not suffer or permit any mechanics' or other liens (or claims thereof) to be filed against the Premises or Tenant's leasehold interest therein or hereunder by reason of work, labor, services, or materials supplied or claimed to have been supplied to Tenant or anyone holding the Premises or any part thereof through or under Tenant. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices that Landlord may deem necessary or advisable for the protection of Landlord and the Premises from mechanics' liens. If any such liens (or claims thereof) shall at any time be filed against the Premises, Tenant shall cause the same to be discharged of record within forty-five
(45) days after the date of filing.

           30. FINANCIAL STATEMENTS. Upon the request of Landlord, Tenant shall provide to Landlord from time to time, at no expense to Landlord, copies of such quarterly financial statements with respect to Tenant as are required to be filed with the Securities Exchange Commission.

       31. LANDLORD'S ENTRY. Tenant agrees to permit Landlord and any authorized representatives of Landlord to enter the Premises with reasonable frequency during usual business hours, or at any other time in case of emergency, (a) to inspect the Premises and, if Landlord so desires, but without implying any obligation of Landlord to do so, to make any repairs deemed necessary or desirable by Landlord and to perform any work in the Premises deemed necessary by Landlord to comply with any Laws or the recommendations of any insurer, and (b) during the final nine (9) months of the term of this Lease, for the purpose of leasing the Premises, during which nine (9) month period Landlord may display on the Premises, in such manner as not to interfere unreasonably with Tenant's business, usual "For Sale" or "To Let" signs.

        32.   ASSIGNMENT AND SUBLETTING.

        (a) Tenant shall not hypothecate or encumber this Lease or any interest herein without the prior written consent of Landlord, which may be granted or denied in Landlord's absolute discretion. Tenant shall not, without the prior consent of Landlord, which consent shall not be unreasonably withheld by Landlord, transfer or assign this Lease or any interest herein, sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the consent of Landlord, which consent shall not be unreasonably withheld. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. In connection with each consent requested by Tenant, Tenant shall submit to Landlord the terms of the proposed transaction, the identity of the parties to the transaction, the proposed documentation for the transaction, and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved.

        (b) Notwithstanding anything to the contrary contained herein, Tenant may assign this Lease at any time, without Landlord's prior consent, to any entity that acquires all or substantially all of Tenant's stock in a merger or consolidation, or that is acquired in whole by Tenant, or that acquires all or substantially all of the assets of Tenant (each an "Affiliate"). Within five
(5) days of the assignment to an

Affiliate, Tenant shall give Landlord written notice of such assignment.

         (c) Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

         (i) if at the time consent is requested or at any time prior to the granting of consent, Tenant is in default under this Lease or would be in default under this Lease but for the pendency of any grace or cure period specified in this Lease;

        (ii) if the proposed assignee or sublessee is a governmental agency, except government agencies related to university research or hospitals;

       (iii) if, in Landlord's reasonable judgment, the use of the Premises by the proposed assignee or sublessee would involve occupancy in violation of this Lease; or

        (iv) if, in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the current credit standards applied by Landlord or its investment advisors for a new tenant of the Premises.

         (d) If at any time during the term of this Lease Tenant desires to assign its interest in this Lease or sublet all or any part of the Premises, Landlord shall have a right to negotiate with Tenant for an assignment or sublease. Tenant shall give notice to Landlord of its intention to assign or sublet ("Tenant's Offer"). If Landlord wishes to become a subtenant or assignee of Tenant, Landlord shall notify Tenant within twenty (20) days after the giving of Tenant's Offer, whereupon Landlord and Tenant shall negotiate in good faith during the next twenty (20) day period to arrive at an agreement as to the terms of such assignment or subletting. If Landlord and Tenant do not reach agreement on the terms of an assignment or subletting within said forty (40) day period following the giving of Tenant's Offer ("Landlord's Negotiation Period"), then Tenant shall be free for a period of one hundred twenty (120) days following the end of the Landlord's Negotiation Period to assign its entire interest in this Lease or to sublet such space as set forth in Tenant's Notice on such terms as Tenant may desire; provided that Tenant shall give notice to Landlord setting forth the terms of the specific proposed assignment or sublet ("Tenant's Notice'). Within thirty (30) days of giving the Tenant's Notice, Landlord shall either (i) consent to the assignment in which event the provisions of subparagraph (g) shall be applicable, or consent to the subletting in which event the provisions of subparagraph (h) shall be applicable, or (ii) notify Tenant in writing of the grounds upon which Landlord is withholding consent.

      (e) Notwithstanding the provisions of subparagraphs (a) and (b) above, Tenant may assign this Lease or sublet the Premises or any portion thereof, with prior notice to Landlord but without the necessity of Landlord's consent and without extending any option to Landlord pursuant to subparagraph (d) above, to any Affiliate (as defined herein).

      (f) No sublessee (other than Landlord if it so negotiates pursuant to subparagraph (d) above) shall have a right further to sublet without Landlord's prior consent, which Tenant acknowledges may be withheld in Landlord's absolute discretion, and any assignment by a sublessee of its sublease shall be subject to Landlord's prior consent in the same manner as if Tenant were entering into a new sublease. No sublease, once consented to by Landlord, shall be modified or terminated by Tenant without delivering notice of such modification or termination to Landlord within ten (10) days of the execution of such modification or termination.

      (g) In the case of an assignment to an entity other than Landlord, fifty percent (50%) of any sums or other economic consideration received by Tenant as consideration for such assignment shall be paid to Landlord after first deducting (1) the rental due hereunder, paid to Tenant, if any, (2) the cost of leasehold improvements made to the Premises, and (3) the cost of any real estate commissions, marketing and other costs (including rent concessions), incurred by Tenant in connection with such assignment.

       (h) In the case of a subletting to an entity other than Landlord, fifty percent (50%) of any sums or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting
(1) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the Premises, (2) the cost of leasehold improvements made to the sublet portion of the Premises at Tenant's sole cost, amortized over the term of this Lease except for leasehold improvements made by Tenant for the specific benefit of the sublessee, which shall be amortized over the term of the sublease, and (3) the cost of any real estate commissions, marketing and other costs (including rent concessions), incurred by Tenant in connection with such subletting, amortized over the term of the sublease.

       (i) Regardless of Landlord's consent, no subletting or assignment (except to Landlord pursuant to the provisions of subparagraph (d) above) shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto, and such action shall not relieve Tenant of liability under this Lease.

       (j) In the event Tenant shall assign this Lease or sublet the Premises or request the consent of Landlord to any assignment, subletting, hypothecation or other action requiring Landlord's consent hereunder, then Tenant shall pay Landlord's then reasonable and standard processing fee and Landlord's reasonable attorneys' fees incurred in connection therewith, which shall not exceed one thousand dollars ($1000).

       33. SUBORDINATION. At Landlord's option, this Lease shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Premises and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof; provided such ground lessor, mortgagee or trustee shall have entered into a written agreement with Tenant not to disturb Tenant's possession of the Premises as long as Tenant is not in default under the Lease.

Notwithstanding such subordination, Tenant's right to a quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of such mortgage, deed of trust, or ground lease or the date of the recording thereof.

     34. ATTORNMENT. In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust now or hereafter on the Premises or any part thereof, Tenant shall, if so requested by the purchaser upon such foreclosure or sale or the grantee under a deed in lieu of foreclosure, attorn to such purchaser or grantee and recognize such purchaser or grantee as the Landlord under this Lease.

     35. INDEMNIFICATION. Tenant agrees to indemnify, defend, and save Landlord harmless from and to reimburse Landlord for any and all claims arising from (a) the conduct or management of, or any work or thing whatsoever done in or about, the Premises during the term of this Lease, (b) any condition caused by Tenant existing during the term of this Lease of (i) the Premises, (ii) any street, curb, or sidewalk adjoining the Premises, or (iii) any vaults, passageways, or spaces therein or appurtenant thereto, (c) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, (d) any act or negligence of Tenant or any of its agents, contractors, servants, employees, or licensees, (e) any accident, injury, or damage whatsoever caused by Tenant to any person, firm, or corporation occurring during the term of this Lease in or about the Premises or upon or under the sidewalks or the land adjacent thereto, and (f) any and all costs, counsel fees, expenses, and liabilities incurred in connection with the such claim or action or proceeding brought thereon, except to the extent that any of the above-described claims arise out of any negligence or willful misconduct of Landlord. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, covenants to resist or defend such action or proceeding by counsel satisfactory to Landlord.

     36. ATTORNEYS' FEES. If any action arising in any manner whatsoever out of this Lease is brought by either party hereto against the other, then and in that event the unsuccessful party to such action shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred by such prevailing party, and if the prevailing party shall recover judgment in such action, such costs, expenses and attorneys' fees shall be included in and as part of such judgment.

     37. LANDLORD REPRESENTATIONS. Landlord shall deliver the Main Premises to tenant clean and free of debris on the Commencement Date, and Landlord hereby represents to Tenant that (i) the roof, plumbing, sewer, electrical and HVAC systems are all in good working order on the Commencement Date, and (ii) there are no Hazardous Materials except as disclosed to Tenant present in, on, or under the Premises.

     38. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this Lease:

     (a) The failure of Tenant to pay any installments of Base Rent or additional rent or any other payment or reimbursement to Landlord required herein when due, except that upon Tenant's first such default in any given calendar year, such default shall not be considered an event of default until Landlord has given Tenant notice of such default, and Tenant shall have failed to cure such default for ten (10) days following the delivery of such notice;

     (b) (i) The application by Tenant for consent to the appointment of a receiver, trustee, or liquidator of Tenant or of all or a substantial part of Tenant's assets, (ii) Tenant's insolvency or admission in writing of its inability to pay its debts as they come due, (iii) the making by Tenant of any general arrangement or assignment for the benefit of creditors, (iv) Tenant becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days), (v) the appointment of a trustee or receiver to take possession of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease (unless possession is restored to Tenant within thirty

(30) days), (vi) the attachment, execution, or other judicial seizure of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease (unless such seizure is discharged within thirty
(30) days), or (vii) any transfer of Tenant's assets in fraud of its creditors; or

      (c) The failure of Tenant to comply with any other term, provision, or covenant of this Lease, where such failure shall continue for a period of thirty (30) days after written notice thereof to Tenant, provided, however, that if such failure cannot reasonably be cured within thirty (30) days, Tenant shall not be deemed in default with respect to such failure if Tenant commences to cure such default within said thirty (30) day period and thereafter diligently and continuously prosecutes such cure to a prompt completion. In the event Landlord serves Tenant with a "Notice to Perform or Quit" pursuant to applicable unlawful detainer statutes, such notice shall also constitute the notice required by this subsection, provided that such notice gives Tenant at least thirty (30) days in which to perform or quit.

      39. LANDLORD'S REMEDIES. Upon the occurrence of any event of default by Tenant, Landlord may, at its option and without any further notice or demand (in addition to any other rights and remedies under this Lease, at law or in equity) do any of the following:

      (a) Landlord shall have the right, so long as such default continues, to give notice of termination to Tenant. On the date specified in such notice (which shall not be less than three (3) days after the giving of such notice) this Lease shall terminate;

      (b) In the event of any such termination of this Lease, Landlord may then or at any time thereafter re-enter the Premises and remove therefrom all persons and property and again repossess and enjoy the Premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination;

      (c) In the event of any such termination of this Lease, Landlord may recover damages which shall include, without limitation: (1) the amount at the time of award computed by discounting such amount at the discount rate of the Federal

Reserve Bank of San Francisco at the time of award plus one percent) of
(A) unpaid rent earned at the time of termination, (B) the amount by which the unpaid rent that would have been earned during the period from termination until the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided, and (C) the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; (2) all legal expenses and other related costs incurred by Landlord following Tenant's default; (3) all costs incurred by Landlord in restoring the Premises to good order and condition, or, to the extent reasonably necessary to accomplish such reletting, in remodeling, renovating, or otherwise preparing the Premises for reletting; and (4) all other costs (including without limitation any brokerage commissions) incurred by Landlord in reletting the Premises; provided that in no event shall Landlord recover more damages than those reasonably necessary to make Landlord whole;

      (d) Following the termination of this Lease (or upon Tenant's failure to remove its personal property from the Premises after the expiration of the term of this Lease), Landlord may remove any and all personal property located in the Premises and sell or place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant in accordance with applicable Laws. Tenant waives all claims for damages that may be caused by Landlord's removing, storing or selling the property as herein provided;

      (e) Landlord shall have the right to cause a receiver to be appointed in any action against Tenant to take possession of the Premises and to collect the rents or profits derived therefrom. The appointment of such receiver shall not constitute an election on the part of Landlord to terminate this Lease unless notice of such intention is given to Tenant; or

      (f)   Landlord shall have the remedy described in California Civil Code
Section 1951.4 (i.e. Landlord may continue this Lease in effect after Tenant's abandonment and recover rent as it becomes due, because Tenant has the right to sublet or assign, subject only to reasonable limitations). Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover rent in periodic actions as it becomes due under this Lease. In such event, Landlord may re-enter the Premises and remove all persons and property if the Premises have not been vacated, using any available summary proceedings, without such re-entry or removal being deemed a termination or acceptance of surrender of this Lease. Landlord may then elect to relet the Premises for the account of Tenant for a period that may extend beyond the term hereof, and upon such other terms as Landlord may reasonably deem appropriate. Tenant shall reimburse Landlord upon demand for all costs incurred by Landlord in connection with such reletting, including without limitation necessary restoration, renovation, or improvement costs, attorneys' fees, and brokerage commissions. The proceeds of such reletting shall be applied first to any sums then due and payable to Landlord from Tenant, including the reimbursement described above. The balance, if any, shall be applied to the payment of future rent as it becomes due hereunder. In no event shall Landlord receive damages in excess of those reasonably necessary to make Landlord whole.

     40. CUMULATIVE REMEDIES. The specified remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be entitled, either at law or in equity, in case of any breach or threatened breach by Tenant of any covenant, agreement, or condition of this Lease.

     41. NO WAIVERS. The failure of Landlord to insist in any one or more instances upon the strict performance or observance of any of the covenants, agreements, or conditions of this Lease or to exercise any option herein contained shall not be construed as a waiver or a relinquishment of future performance or observance of such covenant, agreement, or condition or exercise of such option.

     42. APPLICATION OF TENANT DEPOSITS. In the event of any default by Tenant under this Lease, Landlord may, at its option, apply on account of such default any monies (and the proceeds of any and all other security) deposited by or for the account of Tenant under any provision of this Lease. Tenant shall not be entitled to interest on any monies so deposited.

     43. HOLDING OVER. Tenant covenants that it will vacate the Premises immediately upon the expiration or sooner termination of this Lease. If, with Landlord's written consent,

Tenant retains possession of the Premises or any part thereof after the expiration or termination hereof, Tenant shall pay Landlord rent at one hundred twenty-five percent (125%) of the monthly rate of Base Rent specified in paragraph 3 for the time Tenant thus remains in possession.
In all other cases, if Tenant retains possession of the Premises or any part thereof after the expiration or termination hereof, Tenant shall pay Landlord rent at one hundred fifty percent (150%) of the monthly rate of Base Rent specified in paragraph 3 for the time Tenant thus remains in possession. The provisions of this paragraph do not exclude Landlord's rights of re-entry or any other right hereunder, including without limitation the right to refuse one hundred fifty percent (150%) of the monthly rate of Base Rent and instead to remove Tenant through summary proceedings for holding over beyond the expiration of the term of this Lease.

     44. NOTICES. All notices, demands, and requests that may or are required to be given by either party to the other shall be in writing and shall be deemed given when sent-by United States Certified Mail, postage prepaid, and addressed as follows: (a) to Tenant at the address specified in the Basic Lease Information, or at such other place as Tenant may from time to time designate by written notice to Landlord, or (b) to Landlord at the address specified in the Basic Lease Information, or at such other places as Landlord may from time to time designate by written notice to Tenant.

     45. LIMITATION OF LANDLORD'S LIABILITY. In the event of a sale or transfer by Landlord of its interest in the Premises or this Lease and the transferee's written assumption of Landlord's obligations, such sale or transfer shall operate to release the transferor from all liability for the performance of the obligations of Landlord hereunder, expressed or implied, from and after the date of such transfer, and Tenant agrees thereafter to look solely to the successor in interest of Landlord in and to this Lease for the performance thereafter of Landlord's obligations hereunder; provided, however, Landlord shall not be relieved of its obligations pursuant to paragraphs 52(f) and (g) until such obligation has been fully performed by Landlord or such transferee. Landlord may transfer to its successor in interest the Security Deposit (and all other forms of security) given by or for Tenant to Landlord and thereupon Landlord shall be discharged from any further liability with respect thereto.

     46. ESTOPPEL CERTIFICATES. At any time and from time to time upon not less than ten (10) days prior request by Landlord, Tenant agrees to execute, acknowledge, and deliver to Landlord a statement in writing certifying that
(a) this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and identifying the modifications), (b) the dates to which Base Rent, additional rent, and other charges have been paid, and (c) whether there is then existing any claim by Tenant of default hereunder by Landlord and, if so, specifying the nature thereof. Failure by Tenant to execute, acknowledge and deliver such an estoppel certificate within such ten (10) day period shall be conclusive evidence that (i) the Lease is unmodified and in full force and effect,
(ii) Tenant has not prepaid more than one (1) month of Base Rent, additional rent, and other charges, and (iii) Tenant has no claim of default hereunder by Landlord. It is intended that any such statement or failure to deliver such a statement may be relied upon by any person proposing to acquire Landlord's interest in this Lease or any prospective mortgagee of, or assignee of any mortgage upon, such interest.

     47. BROKERAGE. Tenant represents and warrants that it has dealt with no broker, agent, or other person in connection with this transaction and that no other broker, agent, or other person brought about this transaction, other than the Brokers listed in the Basic Lease Information, and Tenant agrees to indemnify and hold Landlord harmless from and to reimburse Landlord for any and all claims by any other broker, agent, or person claiming a commission or other form of compensation by virtue of having dealt with Tenant with respect to this leasing transaction. The provisions of this paragraph shall survive the termination of this Lease.

     48. SECURITY DEPOSIT. Tenant shall, upon execution of this Lease, deposit with Landlord the sum specified in the Basic Lease Information as security for the full and faithful performance of every provision of this Lease to be performed by Tenant (the "Security Deposit"). If Tenant defaults with respect to any provision of this Lease, Landlord may use, apply, or retain all or any part of the Security Deposit for the payment of Base Rent or any other sum in default, for the payment of any other amount that Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss, cost, or damage that

Landlord may suffer by reason of Tenant's default, and if Tenant so defaults at least three (3) times, Landlord may require Tenant to deposit cash with Landlord to increase the Security Deposit up to a sum no greater than two (2) times the then current Base Rent. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the amount required by Landlord as allowed under this paragraph 48. Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit.

     49. SIGNAGE. Tenant shall not place or permit on the outside of the Premises any sign, advertisement, illumination, projection, or similar thing (a "Sign"), unless (a) Landlord has given its prior written consent thereto, which shall not be unreasonably withheld, and (b) such Sign complies with applicable law. Notwithstanding the foregoing, provided that (i) Landlord gives Tenant prior written consent, which consent will not be unreasonably withheld; and
(ii) Tenant complies with applicable laws, Tenant may install one sign with its name and corporate logo on the Building and one sign with its name and corporate logo in front of the Building. Tenant must maintain and repair all Signs in a first class condition. Upon the expiration or earlier termination of this Lease, Tenant shall remove all Signs installed by Tenant and repair all damage caused by any such removal.

    50. TERMINATION OPTION. Tenant shall have the one time right to terminate this Lease upon the last day of the sixtieth (60th) month of the Lease term by delivering notice to Landlord of Tenant's option to terminate at least nine (9) months prior to the end of the sixtieth (60th) month of the Lease term. If Tenant exercises its right to terminate this Lease, upon delivery of Tenant's notice to terminate, Tenant shall pay to Landlord one hundred forty-four thousand nine hundred dollars ($144,900) as a termination fee and any unamortized Amortized Costs (as defined in paragraph 52(g)).

     51.  EXTENSION OPTION.

     (a) If Tenant or an Affiliate directly occupies at least seventy-five percent (75%) of the Premises upon the last day of the Lease term, Tenant shall have the option to renew this Lease for one (1) additional sixty (60) month term (the "Extended Term"), by delivering notice to Landlord of Tenant's option to extend the term of this Lease. If Tenant exercises its right to extend, the term of this Lease shall be extended for the applicable sixty (60) month period, and Tenant shall continue to lease the Premises on all of the terms and conditions of this Lease, except that (i) the Base Rent payable by Tenant during the Extended Term shall be the fair market rent as determined in paragraph 51(b) or paragraph 51(c) hereof; and (ii) Tenant shall have no further renewal options under this Lease. Notwithstanding the foregoing, if an event of default by Tenant exists on the first day of the Extended Term, this Lease shall automatically terminate, and Tenant shall be deemed to have elected not to exercise its renewal option.

     (b) If Tenant exercises the right to extend the term of this Lease for the Extended Term in accordance with paragraph 51(a) hereof, effective as of first day of the Extended Term, the Base Rent shall be ninety-five percent (95%) of the prevailing fair market rental value of the Premises on the first day of the Extended Term, on and subject to the agreements, covenants and conditions (except the amount of Base Rent) of this Lease, based on then current rent being offered and accepted for comparable space in comparable buildings in the San Francisco Bay Area used by biotechnology companies for uses comparable to Tenant's use of the Premises leased on terms comparable to this Lease as of the first day of the Extended Term, expressly excluding any rental value added to the Premises from alternations or improvements or Trade Fixtures paid for by Tenant directly or through amortization in the rent. Such fair market rental value shall be determined by agreement between Landlord and Tenant. If Landlord and Tenant do not agree on such fair market rental value by the date three (3) months prior to the first day of the Extended Term, such fair market rental value shall be determined by appraisal in accordance with paragraph 51(c) hereof. Notwithstanding the foregoing, in no event shall the Base Rent during the Extended Term be less than the Base Rent for the month immediately preceding the Extended Term. Landlord and Tenant each shall, promptly after the Base Rent for the Extended Term has been determined pursuant to this paragraph 51(b) or paragraph 51(c) hereof, execute and deliver to the other an amendment to this Lease which sets forth the Base Rent during the Extended Term, but the Base Rent so determined shall be effective during the Extended Term whether or not such amendment is executed.

     (c) For the purpose of paragraph 51 hereof, if Landlord and Tenant do not agree on the fair market rental value of the Premises by the date three (3) months prior to the first day of the Extended Term, such fair market rental value shall be determined as follows: Landlord and Tenant each shall appoint one (1) appraiser within fifteen (15) days after a written request for appointment of appraisers has been given by either Landlord or Tenant to the other. If either Landlord or Tenant fails to appoint its appraiser within such period of fifteen (15) days, such appraiser shall be appointed by the Superior Court of the State of California in and for the County of San Mateo upon application of the other. Each such appraiser shall appraise such fair market rental value of the Premises and complete and submit his written appraisal setting forth the appraised value to Landlord and Tenant within thirty (30) days after the appointment of both such appraisers. If the higher appraised value in such two (2) appraisals is not more than one hundred ten percent (110%) of the lower appraised value, such fair market rental value of the Premises shall be the average of the two (2) appraised values. If the higher appraised value is more than one hundred ten percent (110%) of the lower appraised value, Landlord and Tenant shall agree upon and appoint a neutral third appraiser within fifteen (15) days after both of the first two (2) appraisals have been submitted to Landlord and Tenant. If Landlord and Tenant do not agree and fail to appoint such neutral third appraiser within such period of fifteen (15) days, such neutral third appraiser shall be appointed by the Superior Court of the State of California in and for the County of San Mateo upon application of either Landlord or Tenant. The neutral third appraiser shall appraise such fair market rental value of the Premises and complete and submit his written appraisal setting forth the appraised value to Landlord and Tenant within thirty (30) days after his appointment. Such fair market rental value of the Premises shall be the average of the two (2) appraised values in such three (3) appraisals that are closest to each other. The fair market rental value of the Premises, determined in accordance with this paragraph 51(c), shall be conclusive and binding upon Landlord and Tenant. Any proceedings in connection with the determination of the fair market rental value of the Premises shall be subject to California Code of Civil Procedure sections 1280 to 1294.2 (including section 1283.05) or successor California laws then in effect relating to arbitration and any such proceedings shall be conducted in the County of San Mateo. All appraisers appointed by Landlord or Tenant, or both of them, shall be members of the American Institute of Real Estate Appraisers of the National Association of Realtors or real estate professionals qualified by appropriate training or experience and have at least ten (10) years of experience dealing with commercial real estate. The appraisers shall have no power or authority to amend or modify this Lease in any respect and their jurisdiction is limited accordingly. Landlord and Tenant each shall pay the fee and expenses charged by its appraiser plus one-half of the fee and expenses charged by the neutral third appraiser. If the fair market rental value of the Premises has not been determined in accordance with this paragraph 51(c) by the first day of the Extended Term, Tenant shall pay as Base Rent the average of the amount of Base Rent proposed by Landlord and the amount of Base Rent proposed by Tenant, but not less than the Base Rent for the month immediately preceding the Extended Term, effective on the first day of the Extended Term, and Tenant shall continue to pay such average until the fair market rental value of the Premises has been determined, at which time any adjustment in the Base Rent resulting therefrom shall be made retroactively within ten (10) days after such determination.

     52.  TENANT IMPROVEMENTS.

     (a) Within the first year of the Lease term, Tenant shall have the right to construct Improvements (as defined in paragraph 52(b) below) in the Premises ("Tenant's Work"); provided that (i) Landlord gives its prior written consent to all Tenant Plans (as defined in paragraph 52(c) below), construction drawings and building materials for Tenant's Work, which consent shall not be unreasonably withheld, and (ii) Tenant complies with all Laws respecting the construction of the Improvements in the Premises. Landlord may charge Tenant one fee of one thousand dollars ($1,000) to review all Tenant Plans and manage the construction of Tenant's Work.

     (b) IMPROVEMENTS. The term "Improvements" shall mean all improvements shown in the Tenant Plans and, to the extent specified in the Tenant Plans, all signage, partitions, built-ins, related cabinets, laboratory production and manufacturing built-ins and fixtures, and all carpets and floor coverings, electrical, heating, ventilation and air conditioning and plumbing work, gas and air lines, ceiling plan and security plan. Except as provided above, however, Improvements shall not include any personal property of Tenant. The "cost of the

Improvements" means the entire cost of the design and construction of the Improvements including, without limitation, all fees and costs of any designer, engineer or contractor and any other consultants, and all permit fees and other governmental costs and fees.

     (c) Within the first six (6) months of the Lease term, Tenant shall submit plans, working drawings and specifications ("Tenant Plans") to Landlord for Landlord's written approval (which shall not be unreasonably withheld). Tenant Plans shall be prepared by qualified licensed architects and engineers retained by Tenant and approved in writing by Landlord (which shall not be unreasonably withheld), shall comply with all applicable codes, laws, ordinances, rules and regulations, shall not adversely affect the Building shell or core or any systems, components or elements of the Building, shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the Industrial Center, and shall be otherwise satisfactory to Landlord in Landlord's reasonable discretion. Tenant Plans shall be complete plans, working drawings and specifications for the layout, improvement and finish of the Premises consistent with the design and construction of the Industrial Center, including mechanical and electrical drawings and decorating plans.

     (d) Tenant Plans shall be subject to Landlord's written approval (which shall not be unreasonably withheld). If Landlord disapproves the Tenant Plans, or any portion thereof, Landlord shall promptly give notice to Tenant setting forth the reasons for disapproval. As promptly as reasonably possible thereafter, but not later than five (5) business days after Landlord's notice, Tenant shall submit to Landlord revised Tenant Plans. Such revisions shall be subject to Landlord's written approval (which shall not be unreasonably withheld).

     (e) The contractor ("Contractor") shall be selected by Tenant and approved by Landlord in writing, which approval shall not be unreasonably withheld.

     (f)  As Landlord's contribution for the costs of preparing the Tenant
Plans and performing Tenant's Work, Landlord shall give Tenant an allowance in the amount of one hundred fifty thousand dollars ($150,000) ("Landlord's Initial Contribution"). Landlord shall pay Landlord's Initial Contribution directly to Tenant's architects, engineers and Contractor for the account of

Tenant, in installments as professional services for Tenant Plans are rendered or Tenant's Work is performed, within ten (10) days after Landlord's receipt from Tenant of a written request for payment accompanied by written invoices and other written evidence reasonably satisfactory to Landlord showing the costs incurred, until the earlier of the exhaustion of Landlord's Initial Contribution or the last day of the twelfth (12th) month of the Lease term.

     (g) If Tenant informs Landlord within six (6) months of the Commencement Date that the cost of Tenant Plans and Tenant's Work will exceed Landlord's Initial Contribution, Tenant may elect, from time to time, by written notice to Landlord (the "Amortization Notice") received by Landlord to amortize a portion of the cost of the Tenant Plans and Tenant's Work (but not to exceed three hundred fifty thousand dollars ($350,000) (the "Amortized Costs") over the portion of the Term beginning on the first day of the seventh (7th) month of the Lease term and ending on the last day of the sixtieth (60th) month of the Lease term, which Amortized Costs shall bear interest at the rate of nine percent (9%) per annum during such portion of the Term. Tenant shall pay to Landlord the Amortized Costs and all interest thereon in equal monthly installments as Additional Rent together with Tenant's payments of Base Rent. Landlord shall pay the Amortized Costs directly to Tenant's architects, engineers and Contractor for the account of Tenant, in installments as professional services for Tenant Plans are rendered or Tenant's Work is performed, upon Landlord's receipt from Tenant of a written request for payment accompanied by written invoices and other written evidence reasonably satisfactory to Landlord showing the costs incurred, until the earlier of the exhaustion of the Amortized Costs or the last day of the sixth (6th) month of the Lease term.

     (h) All work performed at the Industrial Center or in the Premises by Tenant or Contractor shall be subject to the following additional requirements:

     (1)  Such work shall not proceed until Landlord has approved in writing:
(i) the Contractor, (ii) the amount and coverage of public liability and property damage insurance, with Landlord named as an additional insured, carried by Contractor, (iii) complete and detailed plans and specifications for such work, and (iv) a schedule for the work.

     (2) All work shall be done in conformity with a valid permit when required, a copy of which shall be furnished to Landlord before such work is commenced. In any case, all such work shall be performed in accordance with all applicable laws. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to comply with applicable laws.

     (3) Tenant or Contractor shall arrange for necessary utility, hoisting and elevator service.

     (4) Tenant's entry on the Premises for any purpose, including inspection or performance of improvement work by Tenant, prior to the Commencement Date shall be subject to all of the covenants of this Lease except the payment of rent. Entry by Tenant shall include entry by Tenant's officers, employees, agents, contractors, licensees or invitees.

     (5) Tenant shall be responsible for cleaning the Premises and removing all debris. All completed work shall be subject to inspection and acceptance by Landlord. Tenant shall reimburse Landlord upon demand for all extra expense incurred by Landlord by reason of faulty work done by Tenant or Contractor by reason of inadequate cleanup by Tenant or Contractor.

     53. EQUIPMENT LEASING. Tenant's Trade Fixtures are not required to remain upon the Premises and be surrendered therewith upon termination of this Lease. Trade Fixtures now or hereafter installed and used by Tenant on the Premises may or will be directly financed by a third-party lender or otherwise subjected to a security interest or owned by an equipment rental company or vendor ("Equipment Lessor") and leased to Tenant either directly from the Equipment Lessor or by way of equipment sublease or assignment of equipment lease from an equipment sublessor ("Equipment Sublessor"), and the Landlord hereby agrees to recognize the rights therein of any such third-party lender, vendor, or Equipment Lessor or Sublessor (or assignee). Landlord agrees that all such items of financed or leased Trade Fixtures installed or to be installed on the Premises shall be and remain personal property and not real property, notwithstanding the fact that the same may be nailed or screwed or otherwise attached or affixed to the Premises, and further agrees to recognize the rights therein of any such third-party lender, vendor, or Equipment Lessor or Sublessor (or assignee). Tenant shall have the right at any time, provided Tenant is not in default hereunder, to remove or replace any or all Trade Fixtures, whether or not financed or leased, regardless of whether attached or affixed to the Premises, and to the extent of their respective interests therein such third-party lender, vendor, or Equipment Lessor or Sublessor (or assignee) shall also have such a right regardless of whether Tenant is in default hereunder. Any damage to the Premises caused by such a removal shall be repaired promptly by and at the expense of Tenant or other party causing such removal. Landlord agrees that it does not have and shall not assert any right, lien or claim in or to the Trade Fixtures against any third-party lender, vendor, or Equipment Lessor or Sublessor (or assignee), and, subject to the obligation promptly to repair any damage to the Premises, such party may remove and dispose of the same without reference to, and free and clear of, any or other demand of Landlord; provided, however that no such disposal or sale may be made on the Premises. Landlord agrees to execute a waiver of Landlord's lien upon the request of any Equipment Lessor or Sublessor substantially in form and content as set forth on EXHIBIT C hereto.

     54. MISCELLANEOUS. This Lease cannot be changed orally, but only by agreement in writing signed by the party against whom, or against whose successors and assigns, enforcement of the change is sought. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger as to any existing subtenancies and shall, at the option of Landlord, terminate any and all such existing subtenancies or, at Landlord's option, operate as an assignment to it of any and all such subtenancies. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there is more than one tenant, the obligations hereunder imposed upon the tenant shall be joint and several.
Time is of the essence of this Lease and each and all of its provisions.
This Lease shall be construed and enforced in accordance with the laws of the State in which the Premises are situated. The term "Default Interest Rate" shall mean an annual rate equal to two percent (2%) over the annual prime rate of interest announced publicly by Citibank, N.A. in New York, New York from time to time or the maximum interest rate permitted by law, whichever is less. Any amount due from Tenant, if not paid when first due, shall bear interest at the Default Interest Rate from the date due until paid. If any covenant, agreement, or condition of this Lease or the application thereof to any person, firm, corporation, or circumstance is or becomes to any extent invalid or unenforceable, the remainder of this Lease, or the application of such covenant, agreement, or condition to persons, firms, corporations, or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and in lieu of each clause or provision of this Lease that is illegal, invalid, or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such clause or provision as is possible and as may be legal, valid, and enforceable. If any excavation or other building operation shall be made, or about to be made, upon any adjoining property or streets, upon the request of Landlord, Tenant shall permit the owner or lessee of such adjoining property and their respective representatives to enter the Premises and shore the foundations and walls thereof, and to do any other act or thing reasonably necessary, in Landlord's opinion, for the safety or preservation of the Building and Premises.
Landlord's acceptance of a partial rent payment shall not constitute a waiver of any rights of Tenant or Landlord, including, without limitation, any right Landlord may have to recover possession of the Premises, in unlawful detainer, or otherwise. The parties agree that the covenants and agreements herein contained shall bind and inure to the benefit of Landlord and its successors and assigns, and shall bind and inure to the benefit of Tenant and its successors and assigns, subject to the provisions of paragraph 32, and provided that any consent required to any assignment hereof shall be had and obtained as specified in this Lease.

    Exhibits A, B and C, consisting of seven (7) pages, are attached hereto and become part of this Lease.

    IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                             LANDLORD:

                             THE EQUITABLE LIFE ASSURANCE SOCIETY OF
                             THE UNITED STATES, a New York
                             corporation



                             By   /s/ Michael A. Evans
                                ------------------------------------
                                Its Investment Officer
                                   ---------------------------------

                             TENANT:

                             ARRIS PHARMACEUTICAL CORPORATION, a
                             Delaware corporation



                             By   /s/ Daniel H. Petree
                                ------------------------------------
                                Its Exec. V.P.
                                   ---------------------------------

                                       EXHIBIT A

                    DESCRIPTION OF PREMISES AND INDUSTRIAL CENTER

                                      EXHIBIT B

                                    PARKING PARCEL

                                      EXHIBIT C

                           LANDLORD'S WAIVER AND AGREEMENT



    WHEREAS, ______________________________________________ (hereinafter
"Landlord") is the Landlord and _______________ ______________, (hereinafter "Tenant") is the tenant pursuant to that certain leased dated
__________________________ (hereinafter "Lease") covering a all or a portion of the real property commonly known as (hereinafter "Premises"); and

    WHEREAS, ____________ (hereinafter "Lender") has made, or will make, a certain loan or will sell, subject to and be secured by a security interest in, that certain personal property or equipment described in Exhibit A hereto (hereinafter "Personal Property") which is now or about to be located on the Premises.

    NOW, THEREFORE, so long as the Lease has not been terminated and the loan secured by Lender's security interest in the Personal Property remains outstanding, and in consideration of the mutual covenants and agreements herein contained, Landlord, Tenant and Lender hereby covenant and agree as follows:

    (1) Landlord waives any interest in the Personal Property and agrees that the Personal Property shall not become part of the Premises regardless of the manner in which the Personal Premises may be attached or affixed to the Premises provided that the Premises is not materially damaged or altered thereby.

    (2) Landlord agrees it will not prevent Lender or its designee from entering upon the Premises at all reasonable times to inspect or remove the Personal Property, and Lender agrees to promptly and fully repair any resulting damage to the Premises.

    (3) Lender and Tenant shall each indemnify and defend Landlord (with attorney's reasonably satisfactory to Landlord) and hold Landlord harmless from any and all loss, cost, expense, damage, claim, or liability arising in any manner whatsoever out of the exercise by Lender of any rights pursuant to this Waiver and Agreement, including, without limitation, any damage or injury to any person or property occurring in, on or about the

Premises which was caused by the negligence or willful misconduct of Lender or its agents, employees, or invitees.

    (4) Upon written request and notification by Landlord of the termination of the Lease or the exercise of its rights to possession of the Premises by virtue thereof, Lender agrees to cause the Personal Property to be removed from the Premises and any resulting damage to the Premises to be promptly repaired. Within ten (10) days after such written request and notice to Lender, if the Personal Property has not been removed, Landlord may remove the Personal Property and repair any resulting damage to the Premises at Lender's expense wholly without liability by Landlord to Lender for any damage to the Personal Property or any impairment of Lender's security interest. Notwithstanding the foregoing, Lender may elect to assume Tenant's rights and obligations under the Lease of the Premises, and Landlord hereby consents thereto.

    (5) All requests, notices or service provided for or permitted to be-given or made pursuant to this Waiver and Agreement shall be deemed to be an adequate and sufficient notice if given in writing and service is made by registered or certified mail or overnight air courier, or by facsimile communication, addressed to the addresses set forth below, or to such other addresses as may from time to time be specified in writing by either party-to the other:

    If to Landlord:

         --------------------------------
         --------------------------------
         --------------------------------
         --------------------------------

    and

         --------------------------------
         --------------------------------
         --------------------------------
         --------------------------------

    If to Lender:

         --------------------------------
         --------------------------------

         --------------------------------
         --------------------------------



    (6) Tenant consents to the terms and provisions of this Waiver and Agreement.

    (7) Notwithstanding any provision of this Waiver and Agreement to the contrary, Landlord shall have the rights provided for pursuant to California Civil Code Sections 1980 through 1991 or any successor statute.

    (8) This Waiver and Agreement is binding upon and inures to the benefit of Landlord and Lender and their respective successors and assigns, and to no other person or entities, and shall become effective on the date it is fully executed and by both Landlord and Lender, and Landlord has been served with a fully executed copy.

    (9)  In the event that either party to this Lease commences any action or proceeding against the other by reason of any breach or alleged breach of any term or condition of this Waiver and Agreement or for the interpretation of this Waiver and Agreement, the prevailing party in such an action or proceeding shall be entitled to recover such amount as the court may judge to be reasonable attorney's fees, and all reasonable costs incurred. The court shall determine the prevailing party.
`
Lender:                      Landlord:


-------------------------    -----------------------------

Date:  ------------------    Date:  ----------------------


Tenant:

-------------------------

Date:  ------------------